EXHIBIT 10.1

WOLFF & SAMSON PC
THE OFFICES AT CRYSTAL LAKE
ONE BOLAND DRIVE
WEST ORANGE, NEW JERSEY 07052
973-325-1500
Attorneys for Defendants Elite Pharmaceuticals,
Inc. and Elite Laboratories, Inc.

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                                                    SUPERIOR COURT OF NEW JERSEY
  ATUL M. MEHTA, Ph.D.,                             LAW DIVISION - BERGEN COUNTY

                       Plaintiff,                   DOCKET NO. L-4769-03

         vs.

  ELITE PHARMACEUTICALS, INC.,
  ELITE LABORATORIES, INC., and,
  JOHN MOORE as a Director of Elite
  Pharmaceuticals, Inc. and in his Individual
  Capacity,

                       Defendants.

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                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

         WHEREAS, by complaint filed on July 3, 2003, Plaintiff Atul Mehta ("MEHTA") commenced an action (the "ACTION") in the Superior Court of New Jersey (the "COURT") seeking, among other things, damages relating to an alleged breach of his employment agreement with Defendant Elite Pharmaceuticals, Inc. ("ELITE") and alleged defamatory remarks by Defendant John A. Moore ("MOORE");

         WHEREAS, Defendants filed their answer and counterclaims to the Complaint on September 17, 2003, denying Mehta's the material allegations and seeking, among other things Judgment Dismissing Plaintiff's Complaint;

         WHEREAS, after motion practice and lengthy settlement negotiations over which the Court presided, the parties, desirous of avoiding the time and cost of further litigation agreed to resolve their differences in accordance with the basic terms read into the record by the Court on November 21, 2003 and confirmed by the parties on April 12, and April 13, 2004 (the "RECORD OF SETTLEMENT TERMS");

         WHEREAS, as indicated in the Record of Settlement Terms, the parties desire that the terms of the settlement be set forth in an agreement;


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         NOW,  THEREFORE,  in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows (this "AGREEMENT"):

         1. SETTLEMENT CONSIDERATION TO PLAINTIFF. Upon the terms and subject to the conditions set forth in this Agreement:

                  (a) SETTLEMENT PAYMENT. On the date upon which all parties shall have executed and delivered this Agreement (or should earlier date as to which the Court to have deemed the parties to have executed and delivered this Agreement) (the "EFFECTIVE DATE"), Elite will pay Mehta $400,000, in cash, by certified check or wire transfer in immediately available funds (provided that in the case of a wire transfer, such transfer instructions must be delivered to Elite two (2) business days prior to the Effective Date).

                  (b) EXTENSION OF EXPIRATION DATE OF CERTAIN OPTIONS. Effective on the Effective Date, Elite will extend the expiration date of the 700,000 vested and outstanding options to purchase shares of Common Stock, par value $0.01, of Elite (the "ELITE COMMON STOCK") owned by Mehta as of the Termination Date, as set forth in Part I of SCHEDULE II hereto.

                  (c)  VESTING  AND  EXTENSION  OF CERTAIN  TERMINATED  OPTIONS.
Effective on the Effective Date, Elite will cause to vest, and extend the expiration date of, 70,000 additional options to purchase Elite Common Stock that have previously terminated as a result of the termination of Mehta's employment with Elite, as set forth in Part II of SCHEDULE II hereto. The options referred to in Sections 1(b) and 1(c) are hereinafter referred to as the "MEHTA OPTIONS". In the event that prior to the exercise in full of the Mehta Options, Elite shall have effected any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, reclassification, or similar event (each an "ADJUSTMENT EVENT"), Elite shall immediately equitably adjust the number, kind and exercise price per share of the Common Stock remaining subject to the Mehta Options and thereafter, all provisions of this Settlement Agreement relating to restrictions or lapse of restrictions shall thereupon be deemed applicable to such new or additional or different shares of common stock or securities to the same extent applicable to the Mehta Options as in effect immediately prior to such event. The provision of this Section shall apply similarly to successive consolidations, mergers, stock dividends, stock splits, recapitalizations, reorganization or reclassification. Whenever the number of shares of Common Stock to be obtained upon exercise of the Mehta Options or the exercise price for the Mehta Options is adjusted, as provided herein, Elite shall immediately send by first class mail, postage prepaid, to Mehta, notice of such adjustment.

                  (d) PIGGYBACK REGISTRATION RIGHTS. If, at any time or from time to time, after the Effective Date, Elite shall register the sale of any of the Elite Common Stock under the Securities Act of 1933 (the "SECURITIES ACT") for its own account or the account of any of its security holders, other than a registration on Form S-8 relating solely to an employee benefit plan or a registration on Form S-4 relating solely to a transaction under Rule 145 of the Securities Act, Mehta shall be entitled to piggyback registration rights with respect to the shares of Elite Common Stock (the "REGISTRABLE SECURITIES") issuable upon due and proper exercise of the Mehta Options, as follows:


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                           (i) Elite  shall  notify  Mehta in  writing  at least
twenty (20) days prior to the filing of any registration statement under the Securities Act for purposes of registering Elite Common Stock for its own account or the account of any of its security holders and will afford Mehta an opportunity to include in such registration statement all or part of such Registrable Securities at Elite's sole cost and expense (other than the fees and disbursement of counsel to Mehta and any discounts or commissions to any underwriter, if any, payable in respect of the Registrable Securities sold by Mehta). If Mehta desires to include in any such registration statement all or any part of the Registrable Securities held by him, he shall, within ten (10) days after the above-described notice from Elite, so notify Elite in writing.

                           (ii) If the registration  statement under which Elite
gives Mehta notice is for an underwritten offering, Elite shall so advise Mehta. In such event, (A) Mehta's rights pursuant to this Section 1(d) shall be conditioned upon Mehta's participation in such underwriting, (B) Mehta shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by Elite, and (C) if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated in the following manner: FIRST, to Elite; SECOND, to all holders of securities proposed to be registered in such underwriting based upon a demand registration right; and THIRD to all other holders of securities proposed to registered in such underwriting on a PRO RATA basis based on the total number of securities proposed to be registered held by all such holders thereof. Such registration shall be at no cost or expense to Mehta (other than the fees and disbursement of counsel to Mehta and any discounts or commissions to any underwriter, if any, payable in respect of the Registrable Securities sold by Mehta). If Mehta disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to Elite and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

                           (iii)  Elite  shall  have the right to  terminate  or
withdraw any registration initiated by it prior to the effectiveness of such registration whether or not Mehta has elected to include securities in such registration.

                           (iv) If within  one  hundred  and  eighty  (180) days
prior to the expiration of the Mehta Options, the Registrable Securities have not been registered pursuant to a registration statement that has been declared effective by the Securities and Exchange Commission, and pursuant to which Mehta can sell his shares of Elite Common Stock (whether or not Mehta in fact sells any Registrable Securities), Elite shall extend the expiration date of the Mehta Options by additional one hundred and eighty (180) day increments until such registration occurs. If, at the time of the effectiveness of a registration statement pursuant to which Mehta can sell his shares of Elite Common Stock (whether or not Mehta in fact sells any Registrable Securities), the Mehta Options are to expire less than one hundred and eighty (180) days after the effectiveness of such registration statement, Elite will extend the expiration of the Mehta Options such that they shall expire at least one hundred and eighty
(180) days after the effectiveness of such registration statement.


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                           (v) Mehta agrees to timely  furnish such  information
regarding each person and the securities sought to be registered and to take such other action as Elite may reasonably request, including the entering into
of  agreements  and  the  providing  of  documents,   in  connection   with  the
registration or qualification  of such securities  and/or the compliance of such
registration   statement  with  all  applicable  laws.  Mehta  agrees  that,  in connection with any offering undertaken pursuant to paragraph (d), Elite shall have the right to, if it deems an underwriter or underwriters necessary or appropriate, designate such underwriter(s).

                           (vi)     INDEMNIFICATION.

                                    (a) Subject to  applicable  law,  Elite will
indemnify and hold harmless Mehta, against all claims, losses, damages and liabilities, including legal and other expenses reasonably incurred, arising out of any untrue or allegedly untrue statement of a material fact contained in the registration statement, or any omission or alleged omission to state a material fact required to be stated in the registration statement or necessary to make any statements therein not misleading, or arising out of any violation by Elite of the Securities Act, any state securities or "blue sky" laws or any applicable rule or regulation, except with respect to an untrue statement or omission contained in any information or affidavit furnished in writing by Mehta for inclusion in such registration statement.

                                    (b) Subject to applicable law,  Mehta,  will
indemnify and hold harmless Elite, each of its directors, its officers, its underwriters and each person or entity, if any, who or which controls Elite within the meaning of the Securities Act, against all claims, losses, damages and liabilities (joint or several), including legal and other expenses reasonably incurred by Elite, each of its directors, its officers, its underwriters and each person or entity, if any, who or which controls Elite within the meaning of the Securities Act, arising out of any untrue or allegedly untrue statement of a material fact contained in the registration statement or necessary to make the statements contained therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit furnished in writing by Mehta to Elite specifically for inclusion in such registration statement provided, however, that in no event shall any indemnity by Mehta under this Section, exceed the net proceeds received by Mehta from the offering.

                   (e) REIMBURSEMENT OF EXPENSES. On or after the Effective Date, upon receipt by Elite of receipts or other reasonable documents, Elite shall pay and reimburse Mehta for any and all of his work related expenses incurred prior to his end of work commencing on January 1, 2000 up to and including June 3, 2003, in an amount not to exceed $10,000 in the aggregate.

                   (f) PAYMENT OF MEDICAL BENEFITS. On or after the Effective Date, upon receipt by Elite of receipts or other reasonable documents, Elite shall pay and reimburse Mehta for health, dental and life insurance premiums and car expense for a period of two years from the execution of the Agreement, in an amount not to exceed $50,000 in the aggregate for such two year period.


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                   (g) LETTER OF  RECOMMENDATION.  On the Effective Date,  Elite
shall  provide  to  Asha  Mehta  (Mehta's   assistant  and  wife)  a  letter  of
recommendation for use by her in obtaining other employment, in the form attached hereto as EXHIBIT A, and shall pay to her any unpaid salary (in an amount not to exceed $2,000 in the aggregate).

                  (h) DISMISSAL OF ACTION. On the Effective Date, the Action shall be deemed dismissed, with prejudice, and Elite shall be entitled to file, without further notice or settlement, the stipulation of dismissal annexed hereto as EXHIBIT B (the "STIPULATION OF DISMISSAL"). In connection with the foregoing, on the Effective Date, Mehta's counsel shall deliver to Elite the executed Stipulation of Dismissal.

         2. COVENANTS REGARDING COMPANY INTELLECTUAL PROPERTY; NON-COMPETITION; FURTHER ASSURANCES.

                  (a) INTELLECTUAL PROPERTY AND CONFIDENTIAL INFORMATION. All company Intellectual Property (as defined below) shall be the exclusive property of Elite. Mehta shall not, directly or indirectly: (i) use any Company Intellectual Property or (ii) use or disclose any Confidential Information, except as authorized by Elite in writing. Mehta shall keep confidential all Confidential Information (as defined below). Specifically, Mehta agrees that (i) all Company Intellectual Property developed as a direct or indirect result of Mehta's efforts on behalf of Elite during any period of his employment with Elite shall be, and shall remain, the exclusive property of Elite and (ii) Mehta shall have no ownership interest therein. To the extent Mehta may have any interest in such Company Intellectual Property and subject to the exceptions set forth in "COMPANY INTELLECTUAL PROPERTY" and "CONFIDENTIAL INFORMATION," hereinbelow, Mehta hereby assigns and transfers to Elite all right, title and interest in and to any and all Company Intellectual Property. In particular, Mehta hereby assigns and transfers all interest in the inventions described in the following patent and patent applications (which are included in, but not exhaustive of, the Company Intellectual Property):

                  o Patent No. 6,620,439 granted September 16, 2003 entitled "Chrono Delivery Formulations and Method of Use Thereof";

                  o   Registration  No.   01975612.1  in  EPO  entitled  "Chrono
                      Delivery Formulations and Method of Use Thereof";

                  o Registration No. 2002-532201 in Japan entitled "Chrono Delivery Formulations and Method of Use Thereof";

                  o Registration No. 2002-537294 in Japan entitled "Delayed and Sustained Release Formulations and Method of Use Thereof";

                  o Registration No. 01988581.3 in EPO entitled "Delayed and Sustained Release Formulations and Method of Use Thereof";

                  o Application No. 09/695,903 filed October 26, 2000 entitled "Delayed and Sustained Release Formulations and Method of Use Thereof";

                  o Application No. 10/409,992 filed April 8, 2003 entitled "Abuse-Resistant Oral Dosage Forms and Method of Use Thereof";


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

                  o Application No. 10/406,961 filed April 4, 2003 entitled "Chrono Delivery Formulations and Method of Use Thereof";

                  o Application No. 10/412,110 filed April 10, 2003 entitled "Chrono Delivery Formulations and Method of Treating Atrial Fibrillation";

                  o U.S. provisional application no. 60/508,531 filed October 3, 2003 entitled "Extended Release
                      Formulations of Opioids and Method of Use Thereof";

                  o PCT international application filed April 8, 2004 entitled "Abuse-Resistant Oral Dosage Forms and Method of Use Thereof" (international application no. not yet assigned), corresponding to and claiming priority from U.S. application no. 10/409,992 filed April 8, 2003; and

                  o PCT international application filed April 8, 2004 entitled "Chrono Delivery Formulations and Method of Treating Atrial Fibrillation" (international application no. not yet assigned), corresponding to and claiming priority from U.S. application no. 10/412,110 filed April 10, 2003.


For purposes of this Section 2(a), the following terms shall have the following meanings:

         (x) "COMPANY INTELLECTUAL PROPERTY" means the information and material, whether or not reduced to writing and whether or not patentable, that Mehta, during any period of Employment with Elite had, conceived, created or developed (as those terms are commonly used in the Patent Law), in whole or in part, as a direct or indirect result of either his efforts on behalf of Elite or through the use of any of Elite's facilities or resources or using any confidential information of Elite or of any third party authorizing, or having authorized, Elite to have, or have had, access and use of the same, including, without limitation: (i) production processes, formulation procedures and techniques; and
(ii) discoveries, concepts, inventions, developments (including but not limited to the nature and results of research and development activities), formulae, specialized rather than general "know-how," designs, drawings and specifications, provided, however, that "Company Intellectual Property" does not include any general knowledge or "know-how" known to Mehta, (including any general knowledge or "know-how" known to Mehta), relating to any formulations, processes, designs, technique in the field of oral-drug delivery system.

         (y) "CONFIDENTIAL INFORMATION" means (i) Elite's confidential financial information, customer requirements, data and other information or material relating to the manner in which the customer, prospective customer or Elite do business, and (ii) any of the information or material described herein which is the property of any other person or firm which has disclosed, revealed or delivered such information or material to Elite pursuant to a contractual relationship with Elite or otherwise in the course of Elite's business, provided, however, that "Confidential Information" shall not include any information or material of the type described herein to the extent that such information or material; (A) is or becomes publicly known through no act on Mehta's part in violation of his nondisclosure obligations, (B) is required to be used or disclosed by applicable law or governmental order or process, (C) is known to or independently developed by Mehta prior to or after his employment by Elite and in compliance with the restrictions set forth in this Section 2, or
(D) that is disclosed to Mehta by a third-party that is both (I) not bound by any nondisclosure obligation with respect to such information or material and
(II) is authorized to disclose such information or material to Mehta.

                  (b) FURTHER ASSURANCES RELATING TO COMPANY INTELLECTUAL PROPERTY. Subject to subsection 2(d) below, and at Elite's expense Mehta shall cooperate with Elite in taking such actions as may be necessary to allow Elite to secure patent, copyright or other protections for any such Company Intellectual Property. Mehta shall return to Elite all documents and files pertinent to the Company Intellectual Property and shall execute and deliver to Elite such further documentation relating to assignments at no additional cost to Elite, including, without limitation, assignment agreements for filing with the US Patent and Trademark Office, and foreign patent offices in the forms annexed hereto as EXHIBIT C. However, Mehta's patent counsel may retain one copy of patent applications and the related correspondence for archival purposes.

                  (c)      NON-COMPETITION.

                           (i)  Mehta  shall  not,  prior to 180  days  from the
effective date, (whether as an employee, partner, owner, shareholder, agent, consultant or otherwise) compete with Gentamycin, Diltiazem, Nifedipine, Ketoprofen, or Methylphenidate or develop any generic version thereof. For the purposes of this Section 2(c)(i) only, "compete" shall not be deemed or construed to include competing with products that are in the same therapeutic category as the above referenced molecules.

                           (ii) Mehta shall not,  prior to one (1) year from the
effective date (whether as an employee, partner, owner, shareholder, agent, consultant or otherwise) compete with a product which contains Oxycodone alone, or a product which contains Oxycodone in combination with another molecule in which Oxycodone is in a sustained release form. Notwithstanding anything set forth in this Section 2(c), this Section 2(c) shall not restrict Mehta's ability to own no greater than 5% of the outstanding shares of any class of equity securities listed to trade on a nationally recognized stock exchange or quoted on the NASDAQ.

                  (d) COMPENSATION. Mehta shall reasonably cooperate with Elite upon reasonable advance notice to Mehta and take such actions as may be necessary to allow Elite to secure and maintain its rights in the Company Intellectual Property (after giving effect to the Section 2(a)). Elite shall reasonably cooperate with Mehta and provide him with information needed to comply with his obligations. In addition, to the extent requested by Elite, Mehta shall assist Elite in a professional consulting capacity in the prosecution of the Company Intellectual Property as follows (the "SERVICES"):
(i) the first ten (10) hours of Services shall be considered pre-paid and included in the $400,000 payment made to Mehta on the effective date; (ii) thereafter, Services shall be performed at an hourly rate of $300.00 and all payments therefor shall be due within ten (10) business days of an invoice being received; and (iii) Elite has the option, but not the obligation to request the performance of any Services after the first ten (10) hours of Services.


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         3.  MEHTA  STOCK  PURCHASE  OPTION;  RELEASE  OF MEHTA  STOCK  TRANSFER
             RESTRICTIONS.

                  (a) PURCHASE OPTION OF ELITE.

                           (i) Elite and/or any its designees (who may be any third party other than Harris Freedman and his Affiliates (as such term is defined in Rule 144 promulgated under the Securities Act)) shall have the irrevocable option (but not the obligation) to exercise and complete the purchase, at any time on or prior to ninety (90) days after the Effective Date (the "OPTION PERIOD"), from Mehta and each of the Other Mehta Holders (as defined below), any or all shares of capital stock of Elite (including, without limitation, all shares of Elite Common Stock) then owned by Mehta and any Other Mehta Holder (collectively, the "MEHTA STOCK"), at a price per share of $2.00 (the "OPTION"), as adjusted in the case of an Adjustment Event. The purchase of the Mehta Stock shall be by stock purchase agreement (the "PURCHASE AGREEMENT") in substantially the form annexed hereto as EXHIBIT D. The Option shall be exercised on one or more occasion during the Option Period by a purchaser or purchasers providing Mehta and the Other Mehta Holders with written notice of such exercise by executing and delivering a Purchase Agreement, which shall then be executed and delivered by Mehta (and, to the extent applicable, the Other Mehta Holders). To the extent the Option is exercised for a number of shares of Mehta Stock that constitutes less than all shares of Mehta Stock at the time of such exercise, the purchaser(s) shall purchase first from Mehta and then from the Other Mehta Holders on a pro rata basis, and Mehta (and, to the extent applicable, the Other Mehta Holders) shall sell to such purchaser(s), as provided above.

                           (ii) On the Effective Date, Elite shall pay $100,000 into an interest bearing escrow account to be maintained by Wolf & Samson, as counsel to Elite in the Action (the "ESCROW"). If the Option has not been exercised as to all of the Mehta Stock by the expiration of the Option Period, the principal of the Escrow ($100,000) shall be released to Mehta and the interest earned on such principal shall be released to Elite. If the Option is exercised as to all of the Mehta Stock within the Option Period and completed in accordance with the Purchase Agreement, the principal and interest of the Escrow shall be released to Elite.

                  (b) REPRESENTATION, WARRANTY AND RENOUNCEMENT OF OWNERSHIP INTEREST IN ELITE. Mehta represents and warrants to Elite as follows:

                           (i) he is the beneficial owner of 1,175,100 shares of Elite Common Stock and, other than the options listed on SCHEDULE II hereto, Mehta has no other (and hereby renounces any other), ownership interest in Elite (legal, equitable or otherwise) or the capital stock of Elite;

                           (ii) Schedule I attached hereto sets forth a true and complete list of all Affiliates of Mehta that own any shares of capital stock of Elite (including Elite Common Stock), or any right to purchase or acquire any shares of capital stock of Elite (including Elite Common Stock) (such holders, the "OTHER MEHTA HOLDERS" and each an "OTHER MEHTA HOLDER");


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

                           (iii) when executed and delivered, this Agreement (and in the case of the Other Mehta Holders, only as to Section 3 of this Agreement) will be valid and binding obligation of Mehta and each of the Other Mehta Holders enforceable in accordance with their terms;

                           (iv) neither the execution or delivery of this Agreement, nor the sale of the Mehta Stock pursuant to the Option, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which Mehta or any of the Other Mehta Holders is now obligated; and

                           (v) each of Mehta and the Other Mehta Holders has good and marketable title to the number of shares of the Mehta Stock set forth in this section, subject to no mortgage, pledge, lien, lease, encumbrance or charge.

                  (c)      TRANSFER RESTRICTIONS.

                           (i) During the Option Period, neither Mehta nor any Other Mehta Holder may, directly or indirectly, sell, assign, transfer, offer, grant a participation in, mortgage, pledge, hypothecate, create a security interest in or lien upon, encumber, donate, contribute, place in trust, enter into any voting agreement in respect of, or otherwise dispose of (collectively, "TRANSFER") any of its, his or her shares of Mehta Stock, except as follows:

                                    (x) if the  closing  price  on the  American
                  Stock Exchange on the trading day immediately prior to the date of sale is $2.50 per share or greater, Mehta
                  (individually and not any Other Mehta Holder) may sell not more than one thousand (1,000) shares on the trading day immediately following; or

                                    (y) if the  closing  price  on the  American
                  Stock Exchange on the trading day immediately prior to the date of sale is less than $2.50 per share, Mehta (individually and not any Other Mehta Holder) may sell not more than one thousand five hundred (1,500) shares on the trading day immediately following.

                           (ii) After the expiration of the Option Period, to the extent Mehta and any Other Mehta Holder remains in possession of any shares of Mehta Stock, the restrictions set forth in Section 3(c)(i) hereof shall terminate and Mehta and each Other Mehta Holder shall be permitted to transfer all remaining shares of the Mehta Stock in accordance with Rule 144 or other applicable federal and state securities laws. Elite represents and warrants that on the date hereof, so long as Mehta and each Other Mehta Holder complies with the provisions of Rule 144 or another applicable exemption from registration under the Securities Act in connection with the sale of his shares Common Stock, Elite knows of no reason why such holders should be prevented from selling its, his or her respective shares after the expiration of the Option Period.

                  (d) AUTHORIZATION LETTER TO ELITE TRANSFER AGENT AND MEHTA BROKER.

                           (i) On the Effective Date, Elite shall provide to its stock transfer agent, Jersey Transfer & Trust Company, a written instruction and opinion of counsel to the Company in substantially the form attached hereto as EXHIBIT E.

                           (ii) On the Effective Date, Mehta shall provide to his broker, Merrill Lynch Pierce Fenner and Smith, Inc., a written instruction in substantially the form attached hereto as EXHIBIT F.

         4. RELEASES; INDEMNIFICATION.

                  (a) RELEASE OF ELITE. Mehta hereby releases, acquits, and forever discharges Elite and its direct and indirect subsidiaries, predecessors, successors and assigns, and each of their respective past, present and future officers, directors (including Moore), employees, agents, representatives, attorneys, licensees, successors and assigns, and each and every one of them in their representative and individual capacities, from any and all losses, liabilities, claims, demands, causes of action, and fees and expenses, of every kind and nature, whether known or unknown, asserted or unasserted, in law or equity, which Mehta ever had, now has or hereafter can, shall or may have, whether jointly or severally, against the Released Party, for, upon or by reason of any matter, cause of action or thing whatsoever from the beginning of the world to the date hereof.

                  (b) RELEASE OF MEHTA. Elite (and its officers, directors, employees, subsidiaries, predecessors, successors and assigns) and Moore hereby release, acquit, and forever discharge Mehta and his agents, representatives, attorneys, heirs and assigns, and each and every one of them in their representative and individual capacities, from any and all losses, liabilities, claims, demands, causes of action, and fees and expenses, of every kind and nature, whether known or unknown, asserted or unasserted, in law or equity, which Elite or Moore ever had, now has or hereafter can, shall or may have, whether jointly or severally, against the Released Party, for, upon or by reason of any matter, cause of action or thing whatsoever from the beginning of the world to the date hereof.

                  (c) INDEMNIFICATION OF MEHTA. Elite shall indemnify and hold Mehta harmless from any and all claims arising from a certain matter entitled ELITE V. PHOENIX INTERNATIONAL LIFE SCIENCES (U.S.), INC., ET AL. (DOCKET NO. BER-L-9903-00) (the "PHOENIX LITIGATION") from the beginning of time through the execution of this Settlement Agreement (including all reasonable attorneys fees and costs). Upon the assertion of any claim, or the commencement of any action, suit or other proceeding, by Phoenix International Life Sciences (or any of its affiliates) against Mehta arising from the Phoenix Litigation or the facts that gave rise to such action (a "THIRD PARTY CLAIM"), Mehta shall promptly notify Elite in writing of such Third Party Claim and provide Elite such information with respect thereto as Elite may reasonably request. Elite shall have the right, exercisable by written notice (the "NOTICE") to Mehta within 14 days of receipt of notice from Mehta of commencement of or assertion of any Third Party Claim, to assume the defense of such Third Party Claim, using counsel selected by Elite and reasonably acceptable to Mehta. If Elite fails to give Mehta the Notice complying with the provisions stated above within the stated time period, Mehta shall have the right to assume control of the defense of the Third

Party Claim and all losses in connection therewith (including all reasonable attorneys fees and costs) shall be reimbursed by Elite from time to time upon the demand of Mehta. Elite or Mehta, as the case may be, shall in any event have the right to participate at its own expense, in the defense of any Third Party Claim which the other is defending. If Elite shall have assumed the defense of any Third Party Claim in accordance with the terms hereof, Elite shall have the right to consent to the entry of judgment with respect to, or otherwise settle, such Third Party Claim; provided that Elite shall be responsible to pay all amounts due under such judgment or settlement.

         5. MISCELLANEOUS.

                  (a) NO ASSIGNMENT OR TRANSFER OF ACTION. Mehta represents and warrants that he has not assigned or transferred any of his rights concerning the Action or his rights in or to the Mehta Stock. Elite and Moore represent and warrant, individually and not severally, to Mehta that each has not assigned or transferred any of their respective rights concerning the Action.

                  (b) BINDING AGREEMENT. This Agreement shall be binding upon each of the Parties and upon their respective present or former directors, partners, principals, officers, employees, agents, trustees, attorneys, insurers and reinsurers, parents, subsidiaries, affiliates, divisions, managers, representatives, predecessors or successors, partnerships or corporations and their respective heirs, administrators, successors and assigns. If any fact now believed to be true is found hereafter to be other than, or different from, that which is now believed, each Party expressly assumes the risk of such difference in fact, this Agreement shall be, and will remain, effective notwithstanding any such difference in fact.

                  (c) RES JUDICATA; ATTORNEYS' FEES. This Agreement may be pleaded as a full and complete defense to, and used as a basis for an injunction against, any action, suit or other proceeding that may be instituted, prosecuted or attempted in breach of this Agreement. Should any Party institute any action and proceeding to enforce any provision of this Agreement, or for damages by reason of any alleged breach of any provision of this Agreement, or for a declaration of such party's rights or obligations hereunder, or for any other judicial remedy, the prevailing party shall be entitled to be reimbursed by the losing party for all reasonable and necessary costs and expenses incurred thereby, including, but not limited to, attorneys' fees for the services rendered to the party finally prevailing in any such action or proceeding.

                  (d) NO WAIVER. Any Party's failure to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions.

                  (e)  AMENDMENTS.   No  modification,   amendment,   waiver  or
termination of this Agreement, in whole or in part, shall be valid or binding unless in a writing signed by each of the parties.

                  (f) NOTICES. All notices, payments and other communications set forth in this Agreement are to be deemed duly given if sent by mail, registered or certified (return receipt requested), or sent by same-day or overnight commercial service to the applicable party at the following address (or such other address for a party as may be specified by like notice):

                   IF TO MEHTA:

                            Dr.  Atul M.  Mehta,  Ph.D.
                            76 Walsh  Drive
                            Mahwah, NJ 07430

                   WITH A COPY TO:

                            Edwards & Caldwell LLC
                            P.O. Box 23
                            1600 Route 208
                            Hawthorne, New Jersey 07507
                            Facsimile:  973-636-0505
                            Attention:  John A. Stone, Esq.
                                    Douglas Doyle, Esq.

                            and

                            Howard S. Jacobs
                            KMZ Rosenman
                            575 Madison Ave.
                            New York, New York  10022-2585
                            Facsimile:  212-894-5505

                   IF TO ELITE OR MOORE:

                            Elite Pharmaceuticals, Inc.
                            165 Ludlow Avenue
                            Northvale, NJ 07647
                            Facsimile: 201-750-2755
                            Attention: Mr. John A. Moore, Chairman

                   WITH A COPY TO:

                            Wolff & Samson, P.C.
                            The Offices at Crystal Lake
                            One Boland Drive
                            West Orange, New Jersey 07057
                            Facsimile:  973-530-2284
                            Attention:  Arthur Goldstein, Esq.

                            and

                            Reitler Brown LLC
                            800 Third Avenue, 21st Floor
                            New York, New York 10022
                            Facsimile:  (212) 371-5500
                            Attention:  Scott H. Rosenblatt, Esq.

                  (g) FURTHER ASSURANCES. The Parties agree to execute all documents and to do all things necessary to effectuate the terms of this Agreement.

                  (h) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey (without giving effect to any choice or conflict of laws provisions) as it exists on the date hereof. Each of the parties hereby agrees that the Court shall maintain exclusive jurisdiction over all actions or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby.

                  (i) PRESS RELEASES AND OTHER PUBLIC FILINGS. Elite and Mehta shall mutually agree to the substance and content of any and all press releases and other public filings relating to the Settlement Agreement. To facilitate Mehta's review, Elite shall provide a draft of such proposed press releases or other public filings and Mehta shall have the right to correct any material inaccuracies and eliminate any disparaging comments or reference to Mehta. Nothing in this section is intended to limit Elite's obligation to properly disclose the terms of the Settlement Agreement as required by the Securities and Exchange Commission and its rules and regulations.

                  (j) EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement (and all signatures need not appear on any one counterpart), and this Agreement shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

                  (k) EQUITABLE RELIEF BY MEHTA. Elite acknowledges and admits that a breach of any of the covenants contained in the Agreement may cause Mehta irreparable harm or damages that are difficult or impossible to ascertain or which cannot be compensated monetarily. Therefore, subject to and as part of the Court's retained jurisdiction pursuant to Section 5(h) of this Settlement Agreement, Elite agrees that Mehta may seek and be awarded equitable relief as a result of a breach of this Agreement as permitted by law.

                  (l) EQUITABLE RELIEF BY ELITE. Mehta acknowledges and admits that a breach of any of the covenants contained in this Agreement may cause Elite irreparable harm or damages that are difficult or impossible to ascertain or which cannot be compensated monetarily. Therefore, subject to and as part of the Court's retained jurisdiction pursuant to Section 5(h) of this Settlement Agreement, Mehta agrees that Elite may seek and be awarded equitable relief as a result of a breach of this Agreement as permitted by law.

                            (EXECUTION PAGE FOLLOWS)

WE, THE UNDERSIGNED, HEREBY CERTIFY THAT WE HAVE READ THIS ENTIRE SETTLEMENT AGREEMENT AND MUTUAL RELEASE AND HAVE HAD THE TERMS HEREIN AND THE CONSEQUENCES THEREOF EXPLAINED BY OUR RESPECTIVE ATTORNEYS. WE FULLY UNDERSTAND ALL THE TERMS AND CONSEQUENCES OF THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE AND HAVE EXECUTED THIS MUTUAL RELEASE OF ALL CLAIMS.

                                                              ELITE PHARMACEUTICALS, INC.

Dated:   April 21, 2004                                       By:   /s/ Bernard Berk
                                                              ----------------------------------
                                                                  Name:  Bernard Berk
                                                                  Title:  CEO


Dated:   April 21, 2004                                             /s/ Atul Mehta
                                                              ----------------------------------
                                                              ATUL MEHTA


Solely as to Section 4(b) of this Agreement:


Dated:   April 21, 2004                                             /s/ John A. Moore
                                                              ----------------------------------
                                                              JOHN A. MOORE


Solely as to Sections 3 and 5 of this Agreement:


Dated:   April 21, 2004                                             /s/ Asha Mehta
                                                              ----------------------------------
                                                              ASHA MEHTA


Dated:   April 21, 2004                                             /s/ Anand Mehta
                                                              ----------------------------------
                                                              ANAND MEHTA


Dated:   April 21, 2004                                             /s/ Amar Mehta
                                                              ----------------------------------
                                                              AMAR MEHTA

                                                              MEHTA PARTNERS

Dated:   April 21, 2004                                       By:   /s/ Atul M. Mehta
                                                                    ----------------------------
                                                                    Name:  Atul M. Mehta
                                                                    Title:  General Partner

                                                                      SCHEDULE I

                                   SCHEDULE OF

                               OTHER MEHTA HOLDERS

---------------------------- ---------------------------- --------------------
 HOLDER                       CLASS OF SHARES OF CAPITAL   NUMBER OF SHARES
                              STOCKOWNED BY SUCH HOLDER
---------------------------- ---------------------------- --------------------
 Asha Mehta                   Elite Common Stock           100,000
---------------------------- ---------------------------- --------------------
 Mehta Partners               Elite Common Stock           200,000
---------------------------- ---------------------------- --------------------
 Atul Mehta C/f Anand Mehta   Elite Common Stock           6,300
---------------------------- ---------------------------- --------------------
 Amar Mehta                   Elite Common Stock           6,300
---------------------------- ---------------------------- --------------------

                                                                     SCHEDULE II

                                 OPTION SCHEDULE
                                 ---------------

PART I
------------------ ------------- ----------------- --------------- ------------------ --------------------- ------------------------
GRANT DATE         GRANT         ORIGINAL          CURRENT STATUS  EXERCISE PRICE     ORIGINAL EXPIRATION   AGREEMENT OF ELITE IN
                                 VESTING DATE                                         DATE                  CONSIDERATION OF
                                                                                                            SETTLEMENT*
------------------ ------------- ----------------- --------------- ------------------ --------------------- ------------------------
03/31/2000         100,000       12/31/2001        Vested          $10.00/share       06/13/2004            Expiration date
                                                                                                            extended to 06/13/2005
------------------ ------------- ----------------- --------------- ------------------ --------------------- ------------------------
03/31/2000         100,000       12/31/2002        Vested          $10.00/share       06/13/2004            Expiration date
                                                                                                            extended to 06/13/2005
------------------ ------------- ----------------- --------------- ------------------ --------------------- ------------------------
01/02/1996         100,000       01/01/1996        Vested          $1.00/share        06/13/2004            Expiration date
                                                                                                            extended to 06/13/2005
------------------ ------------- ----------------- --------------- ------------------ --------------------- ------------------------
01/02/1996         100,000       01/01/1997        Vested          $1.50/share        06/13/2004            Expiration date
                                                                                                            extended to 06/13/2005
------------------ ------------- ----------------- --------------- ------------------ --------------------- ------------------------
01/02/1996         100,000       01/01/1998        Vested          $2.00/share        06/13/2004            Expiration date
                                                                                                            extended to 06/13/2005
------------------ ------------- ----------------- --------------- ------------------ --------------------- ------------------------
01/02/1996         100,000       01/01/1999        Vested          $2.50/share        06/13/2004            Expiration date
                                                                                                            extended to 06/13/2005
------------------ ------------- ----------------- --------------- ------------------ --------------------- ------------------------
01/02/1996         100,000       01/01/2000        Vested          $3.00/share        06/13/2004            Expiration date
                                                                                                            extended to 06/13/2005
------------------ ------------- ----------------- --------------- ------------------ --------------------- ------------------------

PART II
------------------ ------------- ----------------- --------------- ------------------ --------------------- ------------------------
03/31/2000         100,000       12/31/2003        Terminated      $10.00/share       06/13/2001            70,000 options shall
                                                                                                            be deemed vested and
                                                                                                            the expiration date
                                                                                                            shall be extended to
                                                                                                            06/13/2005
------------------ -----------------------------------------------------------------------------------------------------------------

NET                RESULT MEHTA SHALL HAVE A TOTAL  770,000  OPTIONS TO PURCHASE ELITE COMMON STOCK, WHICH OPTIONS SHALL ALL
                   EXPIRE IF NOT  EXERCISED ON OR BEFORE JUNE 13, 2005. THE OPTIONS  SHALL HAVE VARYING  EXERCISE  PRICES AS
                   FOLLOWS:  270,000  OPTIONS  SHALL  HAVE AN  EXERCISE PRICE OF  $10/SHARE;  100,000  OPTIONS SHALL HAVE AN
                   EXERCISE PRICE OF $1.00/SHARE; 100,000 OPTIONS SHALL HAVE  AN  EXERCISE  PRICE  OF  $1.50/SHARE;  100,000
                   OPTIONS SHALL HAVE AN EXERCISE PRICE OF $2.00/SHARE; 100,000  OPTIONS  SHALL  HAVE AN  EXERCISE  PRICE OF
                   $2.50/SHARE;  100,000 OPTIONS SHALL HAVE AN EXERCISE PRICE OF  $3.00/SHARE.  AS OF THE  EXECUTION OF THIS
                   AGREEMENT, MEHTA SHALL NOT HAVE ANY OTHER OPTIONS TO PURCHASE CAPITAL STOCK OF ELITE.
------------------ -----------------------------------------------------------------------------------------------------------------

* Expiration shall be subject to section 1(d)(iv).

--------------------------------